EXHIBIT 10.2.3


                      NINTH AMENDMENT TO LEASE CONTRACT
                               BY AND BETWEEN
                         CITY CENTER DEVELOPMENT CO.
                                     AND
                         PIER 1 IMPORTS (U.S.), INC.


 THIS NINTH AMENDMENT TO LEASE CONTRACT ("Amendment") is made and entered into to be effective as of the 1st day of January, 1994 ("Effective Date"), by and between CITY CENTER DEVELOPMENT CO., a Texas general partnership ("Landlord") and PIER 1 IMPORTS (U.S.), INC., a Delaware corporation (successor-in-interest to Pier 1 Imports - Texas, Inc.) ("Tenant").

 WHEREAS, Landlord and Tenant entered into that certain Lease Contract ("Lease") dated July 19, 1985, covering office space on the 6th, 7th, and 8th floors of City Center Tower II ("Building") located at 301 Commerce Street, Block 40, City Addition to the City of Fort Worth, Tarrant County, Texas, and on the ground floor of City Center Parking Garage, 201 Commerce Street, Fort Worth, Texas; and

 WHEREAS, the Lease was subsequently amended as of October 29, 1985; December 16, 1985; April 23, 1987 March 1, 1988; December 30, 1988; February 28, 1989;
August 1, 1990; and September 1, 1993 (whereby, among other items, such amendments provided that the Leased Premises were expanded to include space on the 5th and 9th, and 10th floors of the Building and space in the basement of the building located at 201 Main Street, Fort Worth, Texas); and

 WHEREAS, Landlord and Tenant desire to further amend the Lease as hereinafter provided.

 NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby amend the Lease as follows:

 1. Paragraph 36 of the Lease (as previously amended) is further amended to provide that for all purposes under this Lease the Month-to-Month Space is comprised of approximately 1,356 square feet of Rentable Area located on the 10th floor of the Building as outlined on Exhibit "A" attached to this Ninth Amendment.

 2. All capitalized terms not otherwise defined in this Ninth Amendment have the meaning assigned to such terms in the Lease.

 3. Except as specifically set forth in this Ninth Amendment, the Lease as previously amended is ratified and remains in full force and effect as written.

 IN WITNESS WHEREOF, the parties have executed this Amendment on this the 21st day of January, 1994, to be effective as of the 1st day of January, 1994.


CITY CENTER DEVELOPMENT CO.                             PIER 1 IMPORTS (U.S.),
INC.
a Texas general partnership                             a Delaware corporation

By:  Sid R. Bass, Inc.
   Thru Line, Inc.
   Keystone, Inc., and                     By:    _____________________________
   Lee M. Bass, Inc.
   its general partners                    Name:  __________________________

                                        Title:    ___________________________
   By:    ______________________________
      W. Robert Cotham, Vice President
      of each named corporation

   "LANDLORD"                           "TENANT"

                      TENTH AMENDMENT TO LEASE CONTRACT
                               BY AND BETWEEN
                         CITY CENTER DEVELOPMENT CO.
                                     AND
                         PIER 1 IMPORTS (U.S.), INC.


   THIS TENTH AMENDMENT TO LEASE CONTRACT ("Amendment") is made and entered into to be effective as of the 1st day of March, 1994 ("Effective Date"), by and between CITY CENTER DEVELOPMENT CO., a Texas general partnership ("Landlord") and PIER 1 IMPORTS (U.S.), INC., a Delaware corporation (successor-in-interest to Pier 1 Imports - Texas, Inc.) ("Tenant").

   WHEREAS, Landlord and Tenant entered into that certain Lease Contract ("Lease") dated July 19, 1985, covering office space on the 6th, 7th, and 8th floors of City Center Tower II ("Building") located at 301 Commerce Street, Block 40, City Addition to the City of Fort Worth, Tarrant County, Texas and on the ground floor of City Center Parking Garage ("Garage"), 201 Commerce Street, Fort Worth, Texas; and

   WHEREAS, the Leased Premises are now comprised of approximately (a) 18,848 square feet of Rentable Area on the 5th floor of the Building, (b) 18,794 square feet of Rentable Area on the 6th floor of the Building, (c) 21,916 square feet of Rentable Area on the 7th floor of the Building, (d) 22,274 square feet of Rentable Area on the 8th floor of the Building, (e) 22,096 square feet of Rentable Area on the 9th floor of the Building, (f) 10,878 square feet of Rentable Area, plus 1,356 square feet of Month-to-Month Space on the 10th floor of the Building, (g) 8,122 square feet of Rentable Area on the street level of City Center Parking Garage I, and (h) 4,079 square feet of Rentable Area in the basement of Texas Commerce Tower at 201 Main Street, Block 36, Original Town of Fort Worth, Tarrant County, Texas;

   WHEREAS, the Lease was subsequently amended as of October 29, 1985, December 16, 1985, April 23, 1987, March 1, 1988, December 30, 1988, February 28, 1989, August 1, 1990, September 1, 1993, and January 1, 1994 (whereby, among other items, such amendments provided that the Leased Premises were expanded to include space on the 5th and 9th, and 10th floors of the Building and space in the basement of the building located at 201 Main Street, Fort Worth, Texas); and

   WHEREAS, Landlord and Tenant desire to further amend the Lease as provided below.

   NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Landlord and Tenant amend the Lease as follows:

   1. Term. Paragraph 1 of the Seventh Amendment to the Lease which amended the Term is further amended to provide that the Term is extended to expire on February 28, 2004.
Tenant has no further options to renew the Lease Term beyond February 28, 2004.

   2. Base Rent. Paragraph 2 of the Seventh Amendment to the Lease, which amended the Base Rent applicable to the Leased Premises, is deleted and replaced in its entirety as follows:

   As Base Rent for use of that portion of the Leased Premises located in the Building and the Garage, Tenant shall pay the Landlord or Landlord's assigns, at Landlord's office without demand, and without deduction, abatement, or set-off, except as otherwise expressly provided for in Paragraph 7 or Paragraph 19 of the Lease, $17.75 per square foot of Rentable Area per year from the Effective Date through February 28, 2004. As Base Rent for use of that portion of the Leased Premises located in the basement of Texas Commerce Tower, 201 Main Street, Fort Worth, Texas, Tenant shall pay $12.50 per square foot of Rentable Area per year through February 28, 1996, and $14.00 per square foot of Rentable Area per year from March 1, 1996, through February 28, 2004. The Base Rent for the Leased Premises is comprised of (i) a Fixed Rent Component equal to the Base Rent less $6.00, and (ii) a Variable Maintenance Component equal to $6.00. Until July 1, 2001, the Base Index is the last Consumer Price Index which was published prior to May, 1987. On July 1, 2001, the Base Index will be adjusted to be the last Consumer Price Index which is published prior to July 1, 2001. The Variable Maintenance Component of the Base Rent shall continue to be adjusted throughout the Term in accordance with the terms of Paragraph 4(b) of the Lease, provided that such Variable Maintenance Component shall not increase in any Lease Year by more than seven percent (7%) above the Variable Maintenance Component for the previous Lease Year. From the Effective Date throughout the remainder of the Term, "Lease Year" means any one year period ending on the anniversary of the Effective Date.

   3. Base Year. Paragraph 3 of the Seventh Amendment to the Lease amending the Base Year is further amended to provide that the Base Year with respect to payment of Taxes is 1990 until July 1, 2001. On July 1, 2001, the Base Year will become 2001.

   4. Renovation Allowance. Paragraph 5 of the Seventh Amendment to the Lease which added a new Paragraph 44 to the Lease is deleted in its entirety and replaced with the following:

   44. RENOVATION ALLOWANCE. Landlord shall provide Tenant with a tenant improvement and renovation allowance for the Leased Premises in the amount of $200,000 during each of the calendar years 1994, 1997, 1998, 1999, and 2000.

   5. Expansion Space. Paragraph 40 of the Lease and all subsequent amendments thereto are deleted and replaced in their entirety by the following:

   40.  EXPANSION SPACE.

     A. Right of First Refusal. Tenant shall have a right of first refusal, exercisable from time to time during the Term, to lease any portion of the (a) approximately 9,770 square feet of Rentable Area on the 10th floor of the Building as shown on Exhibit "A-1" attached to this Tenth Amendment ("10th Floor Expansion Space"), (b) approximately 20,648 square feet of Rentable Area on the 11th floor of the Building as shown on Exhibit "A-2" attached to this Tenth Amendment ("11th Floor Expansion Space"), and (c) approximately 20,648 square feet of Rentable Area on the 12th floor of the Building as shown on Exhibit "A-3" attached to this Tenth Amendment ("12th Floor Expansion Space") that Landlord proposes to lease to a third party. The 10th Floor Expansion Space includes the approximately 1,356 square feet of the Month-to-Month Space leased by Tenant and approximately 506 square feet of Rentable Area leased to a third party under a lease expiring _____________. The 11th Floor Expansion Space includes approximately 5,891 square feet of Rentable Area currently leased to a third party under a lease expiring October 31, 1996, and approximately 7,598 square feet of Rentable Area currently leased to a third party under a lease expiring April 30, 1998. The 12th Floor Expansion Space includes approximately 1,177 square feet of Rentable Area leased to a third party under a lease expiring December 31, 1994, approximately 1,715 square feet of Rentable Area currently leased to a third party under a lease expiring April 30, 1996, and approximately 2,562 square feet of Rentable Area leased to a third party under a lease expiring October 31, 1998. At any time during the Term when Landlord proposes to lease any portion of the 10th Floor Expansion Space, 11th Floor Expansion Space, or 12th Floor Expansion Space to a third party or to renew a lease with an existing tenant, Landlord shall give Tenant written notice of the size and location of the proposed lease space and shall offer it for lease to Tenant for a term coextensive with the Term for a Base Rent of $17.00 per square foot of Rentable Area per year (comprised of a Fixed Rent Component of $11.00 and a Variable Maintenance Component of $6.00 which is subject to escalation in the same manner as the Variable Maintenance Component for the remainder of the Leased Premises.) Tenant shall then have thirty
   (30) days in which to give Landlord written notice of its intent to exercise its right of first refusal. If Tenant does not elect to exercise its right of first refusal, such right shall terminate until such time as that expansion space again becomes available for lease.

     B. Relocation of Existing Tenants. If Tenant desires to lease all of the 10th Floor Expansion Space prior to the expiration of the existing lease on approximately 506 square feet of Rentable Area in the 10th Floor Expansion Space, Landlord shall make the entire 10th Floor Expansion Space available for lease to Tenant, subject to the availability of suitable space to which that existing tenant can be relocated. Likewise, if Tenant desires to lease all of the 12th Floor Expansion Space prior to the expiration of the then existing leases on that floor, Landlord shall make the entire 12th Floor Expansion Space available for lease to Tenant, subject to the availability of suitable space to which the then existing 12th floor tenants can be relocated; provided, however, Landlord will not be obligated to relocate any tenants leasing portions of the 12th Floor Expansion Space under leases entered into following Tenant's election not to exercise its right of first refusal to lease that space.

     C. Tenant Improvement Allowance for Expansion Space. For any of the 10th Floor Expansion Space, 11th Floor Expansion Space, and 12th Floor Expansion Space leased by Tenant, Landlord shall provide Tenant with a tenant improvement allowance of $15.00 per square foot of Rentable Area of the expansion space leased. If any expansion space is leased by Tenant within the last three (3) Lease Years of the Term and Tenant does not renew the Lease prior to the expiration of the Term, Tenant shall pay Landlord upon the expiration of the Term an amount equal to the unamortized tenant improvement allowance for that space, based upon a five (5) year amortization schedule.


 6. All capitalized terms not otherwise defined in this Tenth Amendment have the meanings assigned to such terms in the Lease.

 7. Except as specifically set forth in this Tenth Amendment, the Lease as previously amended is ratified and remains in full force and effect as written.

   IN WITNESS WHEREOF, the parties have executed this Tenth Amendment on this the ______ day of ___________, 1994, to be effective as of the 1st day of March, 1994.



CITY CENTER DEVELOPMENT CO.,            PIER 1 IMPORTS (U.S.), INC.,
a Texas general partnership                       a Delaware corporation

By:  Sid R. Bass, Inc.
   Thru Line, Inc.,
   Keystone, Inc. and                        By:  _________________________
   Lee M. Bass, Inc.,
   its general partners                 Name: ________________________

                                   Title:________________________
   By:    ________________________________
     W. Robert Cotham, Vice President
     of each named corporation

        "LANDLORD"                        "TENANT"